ERI INVESTOR PRESENTATION

(NASDAQ: ERII)

2017



energy recovery™

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements.

Who We Are

An energy solutions provider and technology leader in applying fluid dynamics and advanced materials science

Pressure Energy is our Arbitrage

What We Do

- Create markets to preserve or eliminate pumps that are subject to and destroyed by hostile process fluids
- Convert wasted pressure energy into a reusable asset

Core End-Markets

OIL & GAS

WATER

CHEMICALS



HISTORY OF ENERGY RECOVERY

1992 - 2014

- Developed Pressure Exchanger Technology
- Invested in R&D
- Established Market Leadership in Desalination
- Increased shipments of Energy Recovery Devices Worldwide

2015

- New Corporate Strategy and Management Team
- Signed 15-year license with Schlumberger
- Installed first Energy Recovery device in Saudi Aramco production portfolio
- Revenues up 47% in 2015

2016

- Commenced collaborative VorTeq testing with Schlumberger
- Secured largest purchase order in company history
- Record company gross margins
- 2014-2016 revenue CAGR of >30%

Growth

- Commercialize VorTeq Technology
- Further penetration of Saudi Aramco production portfolio
- New product introduction and early stage partner in 2017

Perpetual Innovation

- Pressure exchanger technology, adaptable to other industries
- Target-rich product development road map
- World-class engineering talent – critical mass of PhD assets

Validation of New Corporate Strategy & Management Team

- Signed 15 year exclusive licensing agreement with Schlumberger
- Corporate speed and agility – new product introductions on 12 month cycle

Financial Strength

- Industry leading balance sheet (~$100MM in cash, no debt)

Desalination PX Cutaway



Tungsten Carbide PX for Energy Applications


Sleeve
Rotor with ducts
(only moving part)
End covers

Pressure Exchange in Motion


HIGH PRESSURE
HIGH PRESSURE
LOW PRESSURE
LOW PRESSURE

WATER

Making Desalination Affordable

Pressure Exchanger


energy
recovery

17,000 Installations on 7 continents

OIL & GAS


VorTeq

Hydraulic Fracturing: **VorTeq**

CHEMICALS



IsoBoost Applications
- Gas Processing
- Ammonia



IsoGen Applications
- Gas Processing
- Pipelines
- Ammonia

Continue to invest in R&D

- **27.5%** of OPEX in 2014
- **20.2%** of OPEX in 2015
- **27.8%** of OPEX in 2016



$?M
Develop derivatives of Pressure Exchanger Technology every 24 months, in annual cycles
Derivative of Pressure Exchanger
SLB Licensing Revenue
~$80M to $200M per annum
Desal
~$50M
energy recovery
2015
2020+
$45M
Incremental Revenue Opportunity
$200M+

	High rates of flow	✓
	High pressure differentials	✓
	High capital intensity in the form of pumps and ancillary equipment	✓
	Hostile process fluid applications	✓

Flow x Pressure Differential = Energy Density



Desalination
$15 - $20M FCFE
Cash Cow/
Funding
Mechanism
Early-stage Businesses / Real Options
VorTeq™ – 2015, exclusive licensing agreement with SLB
PX / VorTeq derivatives – target rich product development road map
IsoGen™ – 2015, installed first ERD in Saudi Aramco facility
IsoBoost™ – 2016 secured PO totaling up to $11M
Return
Risk (technology, execution, capital)

Targeting 24 month development cycles, commencing every twelve months


Concept cycle begins
Next concept cycle begins
Proof of concept
Concept
Derive value proposition
Prototype design and manufacturing
Consummate long-term strategic partnership
Manufacture commercial units
Size and segment market
Consummate early adoption partnership
Initiate field trials
Conclude field trials
Generate product revenues
1
12
24
Months

~$4B NEAR-TERM ADDRESSABLE MARKET OPPORTUNITY



$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
0
TAM (Billions)
$50M
$1.4B
$1.3B
$840M
~$4B
?
Water
Upstream
Midstream
Ammonia
TOTAL
New Opportunities
WATER
OIL & GAS
CHEMICALS
EMERGING

energy recovery™



Desalination

The "PX Pressure Exchanger"

- 17,000 PX Devices Installed Worldwide
- 25-year Life with No Maintenance
- Dominant Global Market Share
- 60%+ Gross Margins

Compelling Short and Long Term Market Opportunity

- Global Water Demand / Supply Gap
- Expand Product Offering and Procurement Vehicle Options – Energy Services Agreements

Significant Cash Flow Funds Growth Initiatives

Emerging Markets
Energy



Hydraulic Piston Concept


13

Fluid Flows in Pressure Exchanger


Low Pressure Frac Fluid IN
High Pressure Frac Fluid OUT
High Pressure Clean Water IN
Low Pressure Clean Water OUT

PX on Missile



VorTeq Missile


VorTeq

Status Quo


SAND TANK
CHEMICAL TANK
WATER TANK
HIGH PRESSURE PUMP FLEET
MISSILE
DOWNHOLE
BLENDER
HIGH PRESSURE PUMP FLEET

With VorTeq


WATER TANK
SAND TANK
CHEMICAL TANK
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq™
HP FRAC FLUID OUT
DOWNHOLE

Status Quo

Existing Pumping Model
with 15 to 20 PD Pumps



With VorTeq



1 **Reduced Maintenance:**
$3M to $4M p/yr p/fleet*

2 **Decreased Pump Redundancy / Lower CAPEX:**
$1M to $2M p/yr p/fleet*

Centrifugal Pump Model

New Pumping Model with 3 to 4
Centrifugal Pumps



3 **Centrifugal Pump Model**
$8M to $12M p/yr p/fleet*

*ERI estimates

SLB LICENSING AGREEMENT STRUCTURE

- **Agreement provides exclusive rights to ERI's VorTeq™ Hydraulic Pumping System for on-shore hydraulic fracturing (Field of Use)**
  - Commercializes the VorTeq™ technology with one of the industry's most respected oil-field services companies
- **Highlights**
  - Schlumberger paid an upfront **$75M** exclusivity fee (15 year revenue recognition)
  - Schlumberger will pay two separate **$25M** milestone payments (for a total of **$50M**) subject to certain KPI's (revenue recognition in period milestone achieved)
    - ✓ Milestone 1: Frac on test well at SLB Oklahoma facility
    - ✓ Milestone 2: Frac on E&P well
  - Commercialization and royalties
    - ✓ New manifold/missile design implemented and ready for field use
    - ✓ Upon commercialization, royalty rate of $1.5M per VorTeq per year
    - ✓ Royalty payments on a "take or pay" basis



Emerging Markets

Gas Processing, Ammonia, Pipelines

IsoBoost recovers pressure energy and increases reliability of pumping systems

- Save Millions of Dollars in Energy over life of plant
- Improve Reliability, Availability, Maintainability
- Decrease Carbon Footprint



Helps plants save energy, reduce maintenance, and run more profitably

Status Quo


SWEET GAS
LEAN AMINE
CONTACTOR
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
SOUR GAS
RICH AMINE
LETDOWN VALVE
HEAT EXCHANGER
TO REGENERATOR
FROM REGENERATOR

Wasted Pressure Energy & High Pump CAPEX

With IsoBoost


SWEET GAS
LEAN AMINE
CONTACTOR
REDUCED SIZE HIGH PRESSURE PUMP
SOUR GAS
IsoBoost™ System
TO REGENERATOR
RICH AMINE
HEAT EXCHANGER
FROM REGENERATOR

Reduced OPEX & Pump CAPEX

Status Quo


LOST
ENERGY
LOST
ENERGY
LOST
ENERGY
Mountain
Pumping station
Terminal or refinery

Vertical Pipelines Must Be Depressurized

With IsoBoost


Mountain
IsoGen
Pumping station
Terminal or refinery

Pressure Generating Power

Strategic Imperatives

Short Term and Long Term Goals



Commercialize VorTeq

- On schedule to achieve Milestone I and II in 2017
- Deployment estimated to commence in 2018



Product Innovation

- Innovate and achieve proof of concept of new products that are derivatives of Pressure Exchanger Technology every 24 months, in annual cycles



Market Expansion

- Enhance market position in Desalination



Monetize Centrifugal Product Lines

- Monetize IsoBoost and IsoGen through direct sales, strategic partnership, and/or licensing

THANK YOU

